Exhibit 99.3
3Q 2022 Earnings Call 19 August 2022 22 Exhibit 99.3 (Furnished herewith)

John Deere | 3Q 2022 Earnings Call | August 19, 2022 2 Safe Harbor Statement and Disclosures The earnings call and accompanying material include forward - looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of ne w businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “guidance,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” “likely,” “future,” “may,” or other similar words or phrases often identify forwar d - l ooking statements. Actual results may differ materially from those projected in these forward - looking statements based on a number of factors and uncertainties, including those related to the effects of the COVID - 19 pandemic and the conflict between Russia and Ukraine. Additional information concerning factors that could cause actual results to differ materially is contained in t he company’s most recent Form 8 - K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward - looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 23

John Deere | 3Q 2022 Earnings Call | August 19, 2022 3 3Q 2022 Results ($ millions except where noted) $ 11,527 $ 14,102 3Q 2021 3Q 2022 $ 10,413 $ 13,000 3Q 2021 3Q 2022 $ 1,667 $ 1,884 3Q 2021 3Q 2022 $ 5.32 $ 6.16 3Q 2021 3Q 2022 25% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 22% 13% 16% 24

John Deere | 3Q 2022 Earnings Call | August 19, 2022 4 Production and Precision Ag 3Q 2022 Results $ in millions $ 4,250 $ 6,096 3Q 2021 3Q 2022 Net Sales 43% Operating Profit Comparison $1,293 $492 $1 ($28) $906 $646 ($47) ($2) ($535) ($140) 3Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2022 25

John Deere | 3Q 2022 Earnings Call | August 19, 2022 5 Small Ag and Turf 3Q 2022 Results $ in millions $ 3,147 $ 3,635 3Q 2021 3Q 2022 Net Sales 16% Operating Profit Comparison $552 $69 ($27) ( $8 ) $583 $314 ($38) $5 ($304) ($42) 3Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2022 26

John Deere | 3Q 2022 Earnings Call | August 19, 2022 6 Ag and Turf Industry Outlook – FY 2022 Source: Deere & Company forecast in units as of 19 August 2022 U.S. and CANADA LARGE AG ~15% EUROPE AG Flat SOUTH AMERICA AG (tractors and combines) 10 - 15% U.S. and CANADA SMALL AG and TURF Flat ASIA AG Down moderately 27

John Deere | 3Q 2022 Earnings Call | August 19, 2022 7 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 19 August 2022 20.2% FY 2021 FY 2022 Fcst $16,509 FY 2021 FY 2022 Fcst Net Sales 20 - 21% Operating Margin 25 - 30% 28

John Deere | 3Q 2022 Earnings Call | August 19, 2022 8 $11,860 FY 2021 FY 2022 Fcst Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 19 August 2022 17.2% FY 2021 FY 2022 Fcst 14 - 15% 10 - 15% Net Sales Operating Margin 29

John Deere | 3Q 2022 Earnings Call | August 19, 2022 9 Construction and Forestry 3Q 2022 Results $ in millions $ 3,016 $ 3,269 3Q 2021 3Q 2022 Net Sales 8% Operating Profit Comparison $514 ($5) ($2) ($262) ($10) ($1) $463 $302 $19 $10 3Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2022 30

John Deere | 3Q 2022 Earnings Call | August 19, 2022 10 Construction and Forestry Industry Outlook – FY 2022 Source: Deere & Company forecast in units as of 19 August 2022 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to down 5% GLOBAL FORESTRY Flat to down 5% NORTH AMERICA CONSTRUCTION EQUIPMENT ~10% GLOBAL ROADBUILDING Flat to up 5% 31

John Deere | 3Q 2022 Earnings Call | August 19, 2022 11 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 19 August 2022 13.1% FY 2021 FY 2022 Fcst $11,368 FY 2021 FY 2022 Fcst 15.5 - 16.5% ~10% Net Sales Operating Margin 32

John Deere | 3Q 2022 Earnings Call | August 19, 2022 12 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 19 August 2022 $227 $209 3Q 2021 3Q 2022 Quarter Results $881 $870 FY 2021 FY 2022 Fcst Fiscal Year Outlook 33

John Deere | 3Q 2022 Earnings Call | August 19, 2022 13 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 21 - 23% $7.0 - 7.2B FY 2022 FORECAST Net Operating Cash Flow* $5.3 - 5.5B *Equipment Operations Source: Deere & Company forecast as of 19 August 2022 34

John Deere | 3Q 2022 Earnings Call | August 19, 2022 14 Appendix 35

John Deere | 3Q 2022 Earnings Call | August 19, 2022 15 ($ millions) 3Q 2022 FY 2022 Forecast Cost of Sales (percent of Net Sales) 73% ~74% Selling, Administrative and General Expenses 15% ~10% Research and Development Expenses 22% ~21% Capital Expenditures ~ $1,100 Pension/OPEB Expenses ~ $20 Pension/OPEB Contributions ~ $1,220 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 19 August 2022 36

John Deere | 3Q 2022 Earnings Call | August 19, 2022 16 July 2022 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 17% In line with the industry 2WD Tractors (40 < 100 PTO hp) 13% Single digit 2WD Tractors (100+ PTO hp) 12% More than the industry 4WD Tractors 2% In line with the industry Combines 2% Single digit Deere Dealer Inventories*** U.S. and Canada Ag 2022 2021 2WD Tractors (100+ PTO hp) 24% 21% Combines 25% 23% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 37

John Deere | 3Q 2022 Earnings Call | August 19, 2022 17 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Single digit Construction and Forestry First - in - the - Dirt Settlements Single digit Single digit July 2022 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Low single digit Combines Double digits * Based on internal sales reports 38

John Deere | 3Q 2022 Earnings Call | August 19, 2022 18 Deere Use - of - Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low - cost and readily available short - and long - term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value - creating investments in our businesses Consistently and moderately raise dividend targeting a 25 - 35% payout ratio of mid - cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 39

John Deere | 3Q 2022 Earnings Call | August 19, 2022 19 Deere & Company’s 4Q 2022 earnings call is scheduled for 9:00 a.m. Central Time on Wednesday, 23 November 2022. 40

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